UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00642

Deutsche DWS International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2019

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2019

Annual Report

to Shareholders

DWS Global Macro Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
23	Statement of Assets and Liabilities
25	Statement of Operations
26	Statements of Changes in Net Assets
27	Financial Highlights
33	Notes to Financial Statements

49	Report of Independent Registered Public Accounting Firm
51	Information About Your Fund’s Expenses
53	Tax Information
54	Advisory Agreement Board Considerations and Fee Evaluation
59	Board Members and Officers
63	Account Management Resources

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global Macro Fund

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The Fund’s use of forward currency contracts may not be successful in hedging currency exchange rates changes and could eliminate some or all of the benefit of an increase in the value of a foreign currency versus the US dollar. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Fund management could be wrong in its analysis of industries, companies, economic trends and favor a security that underperforms the market. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Market price movements or regulatory and economic changes will have a significant impact on the Fund’s performance. The Fund may lend securities to approved institutions. A counterparty with whom the Fund does business may decline in financial health and become unable to honor its commitments, which could cause losses for the Fund. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. Although allocation among different asset categories generally limits risk, fund management may favor an asset category that underperforms other assets or markets as a whole. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. As interest rates change, issuers of higher (or lower) interest debt obligations may pay off the debts earlier (or later) than expected causing the Fund to reinvest proceeds at lower yields (or be tied up in lower interest debt obligations). Please read the prospectus for details.

DWS Global Macro Fund	|	3

Letter to Shareholders

Dear Shareholder:

The markets, both domestic and global, have been increasingly influenced by geopolitical concerns in recent months — most notably the trade conflict between China and the United States and uncertainty around the implementation of Britain’s exit from the European Union (“Brexit”). The result has been increased volatility and continued efforts by central banks to bolster economic growth through monetary policy.

Against this backdrop, our Americas Chief Investment Officer (“CIO”) remains constructive, albeit more cautious than at the beginning of the year. In our view, while tariffs raise concerns, particularly for commodity producing and manufacturing industries, including the world’s regional economies tilted toward such industries and still suffering from their own weak internal recoveries, a robust labor market and other key metrics suggest the underpinnings of the U.S. economy remain intact.

Of course, these issues and their potential implications bear close watching. Our CIO Office and global network of analysts diligently monitor these matters to determine when and what, if any, strategic or tactical adjustments may be warranted.

We invite you to access these views to better understand the changing landscape and, most important, what it may mean for you. The “Insights” section of our web site, dws.com, is home to our CIO View, which integrates the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This truly global perspective guides our strategic investment approach.

As always, we thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

4	|	DWS Global Macro Fund

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Investment Process

Portfolio management constructs the fund’s portfolio using a combination of top-down macro views and bottom-up research along with risk management strategies. Based on the top-down macro views, the portfolio management team outlines a strategic allocation among asset classes for the portfolio which is a reflection of the team’s broad market view. The portfolio management team further takes into consideration news flows, market sentiment and technical factors and then decides on a targeted level of risk. Idea generation, allocation by regions and sectors as well as position sizing are important features of the strategic allocation process during which exposures to different asset classes are determined. Selection of investments is then made using bottom-up fundamental analysis. The portfolio management team evaluates the strategic allocations and fund investments on an ongoing basis from a risk/return perspective.

The fund invests in equities (common and preferred), bonds, structured notes, money market instruments, exchange traded funds (ETFs), and cash. There are no limits on asset class exposures, provided that risk parameters are met. The fund may also invest in alternative asset classes (such as real estate, REITs, infrastructure, convertibles, commodities and currencies). The fund may achieve exposure to commodities by investing in commodities-linked derivatives. In addition, the Fund may invest in ETFs, other registered investment companies or exchange-traded notes (ETNs) to gain exposure to certain asset classes, including commodities. The fund’s allocation to different global markets and to different investment instruments will vary depending on the overall economic cycle and assessment by portfolio management.

Currencies are considered an asset class in their own right by portfolio management and form an integral part of the strategic allocation and the investment selection process. Currencies are actively managed and portfolio management attempts to hedge against undesired currency risk. Portfolio management views currency as an important additional source of alpha-generation. Active currency positions may be taken across developed and emerging market currencies to exploit under- and/or over-valued currencies and to benefit from currency fluctuations. Portfolio management also views currency management as a beneficial source of risk diversification. Completely or partially applied currency hedges may also impact overall fund performance.

DWS Global Macro Fund	|	5

DWS Global Macro Fund returned 6.65% during the 12-month period ended October 31, 2019, outperforming the 2.40% return of the ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index.

We continued to use a multi-asset strategy that strives for positive absolute returns. The foundation of our approach is our view that in an ever-changing investment environment that is increasingly driven by divergent factors across sectors, regions, currencies, and asset classes, inefficiencies can emerge and shift rapidly. Our strategy focuses on recognizing these investment opportunities in a timely fashion, and then selecting the optimal means of exploiting them to generate a positive absolute return. The Fund typically has a core exposure to assets that can provide capital preservation and/or steady income, with a disciplined tactical component designed to capitalize on opportunities as they arise. This approach helped the Fund deliver a gain over the past 12 months and build on its outperformance of the previous annual period.

Market Overview

The world financial markets delivered healthy, broad-based gains in the past year, with positive returns for both equities and bonds. The favorable backdrop largely reflected the shift in U.S. Federal Reserve (Fed) policy. In late 2018 and early 2019, the Fed began to indicate that it was likely finished raising interest rates and was set to adopt a more accommodative posture. The Fed indeed cut interest by a quarter point on three occasions from August to October, and investors appeared hopeful that more reductions could be on the way in the year ahead. Global central banks generally followed suit, highlighted by the European Central Bank’s pledge to restart its quantitative easing policy. Investors were further encouraged by the fact that the world economy — while slowing from its pace of 2018 — remained in positive territory. Corporate profits continued to expand as well, allaying the fears of an “earnings recession” that weighed on market sentiment in late 2018. Together, these factors outweighed the periodic stretches of volatility associated with the trade dispute between the United States and China. Financial assets responded very well to these developments. Global developed-market equities posted double-digit gains, with the United States outpacing its international peers. Bonds also delivered an impressive performance thanks to a strong showing for both rate- and credit-sensitive investments.

6	|	DWS Global Macro Fund

Fund Performance

The Fund firmly outpaced its cash benchmark, with its allocations to both equities and bonds adding value. On the equity side, the Fund’s holdings in the communications services sector performed well and provided a boost to results. The bond portfolio also generated a healthy absolute return, led by positions in U.S. Treasuries and emerging-markets corporate issues. High-yield bonds, while not keeping pace with the overall fixed-income market, nonetheless contributed to performance versus the cash benchmark.

“The Fund firmly outpaced its cash benchmark, with its allocations to both equities and bonds adding value.”

Although the Fund achieved its objectives of outperformance and positive total returns, it trailed the equity and fixed-income markets. This shortfall was the result of two key factors. First, we maintained an elevated cash position throughout the course of the year. At its peak in November 2018, the cash weighting reached as high as 25.7% of net assets. This strategy reflected our generally cautious view, as well as our desire to have “dry powder” on hand to take advantage of volatility. The high cash weighting did not have an effect on benchmark-relative performance, and it helped cushion downside risk in the sell-off of late 2018. However, it also played a role in the Fund’s inability to keep pace with the gains for both stocks and bonds in the subsequent rally. The Fund’s cash weighting stood at 13.4% of assets at the end of October 2019.

Second, we used derivatives to make shorter-term adjustments to the portfolio’s positioning without making major changes to the Fund’s core holdings. This aspect of our approach detracted from performance by preventing the Fund from fully capitalizing on the rally in stocks. On the positive side, the use of derivatives helped mitigate the volatility in the broader market.

The Fund also used derivatives to help us fine-tune our positioning with regard to interest rates and currencies. The use of derivatives for these purposes was a net detractor in the annual period.

Outlook and Positioning

We adopted a more defensive posture early in the period, and we maintained this stance thereafter. We saw a number of issues that had

DWS Global Macro Fund	|	7

the potential to derail the markets, including the slowdown in global growth and the headlines regarding the trade conflict. This element of defensiveness limited the extent of the Fund’s gain, as stocks and higher-risk segments of the bond market continued to post gains despite these headwinds. Still, we don’t think it’s appropriate to move far out the risk spectrum following an extended, broad-based rally in financial assets. We therefore maintained a somewhat defensive approach as of the end of October.

In the equity portfolio, this translated to a focus on larger, stable growers with high free cash flows and solid dividend yields. The majority of Fund’s equity holdings are domiciled in the developed markets, primarily the United States and Europe. At the sector level, we saw the best opportunities in communication services, health care, and information technology.

On the bond side, we sought to maintain a low duration (interest-rate sensitivity) to manage the risk that bond yields could rise from the ultra-low levels they reached in the late summer. The fixed-income portfolio continued to feature of mix of corporate bonds, emerging-markets debt, and U.S. Treasuries. We believe Treasuries, while offering low yields, should continue to find support from their sizable yield advantage over other developed markets.

More broadly speaking, we think our defensive, multifaceted strategy can help the Fund continue to capitalize on potential opportunities while also guarding against the possibility of an unfavorable shift in market conditions.

8	|	DWS Global Macro Fund

Portfolio Management Team

Henning Potstada, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2006.
–	Portfolio Manager for Multi Asset: Frankfurt.
–	MBA, University of Bayreuth, Germany.

Christoph-Arend Schmidt, CFA, Director

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–	Joined DWS in 2008.
–	Portfolio Manager for Multi Asset: Frankfurt.
–	MBA, University of Bayreuth, Germany.

Stefan Flasdick, Vice President

Portfolio Manager of the Fund. Began managing the Fund in 2017.

–

Joined DWS in 2004 with 11 years of industry experience. Prior to his current role, he served as a portfolio manager in Deutsche Bank Private Wealth Management. Previously, he served in Futures & Options Sales for Germany & Austria at JP Morgan in London and Frankfurt. He began his career as a Trainee in Treasury and F&O Sales at BfG Bank / Credit Lyonnais.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

An exchange-traded fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund but that trades like a stock on an exchange.

ICE Bank of America Merrill Lynch US 3-Month Treasury Bill Index tracks the performance of the US dollar denominated US Treasury Bills publicly issued in the US domestic market with a remaining term to final maturity of less than three months.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

DWS Global Macro Fund	|	9

Performance Summary	October 31, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	6.65%	5.03%	6.15%
Adjusted for the Maximum Sales Charge (max 5.75% load)	0.52%	3.79%	5.52%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	2.40%	1.02%	0.56%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
Unadjusted for Sales Charge	5.85%	4.22%	5.35%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	5.85%	4.22%	5.35%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	2.40%	1.02%	0.56%

Class R	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	6.35%	4.77%	5.89%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	2.40%	1.02%	0.56%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	7.04%	5.27%	6.36%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	2.40%	1.02%	0.56%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 10/31/19
No Sales Charges	6.98%	5.30%	6.46%
ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index†	2.40%	1.02%	0.56%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

10	|	DWS Global Macro Fund

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2019 (July 1, 2019 for Class R6) are 2.60%, 3.34%, 2.82%, 2.14%, 2.34% and 2.19% for Class A, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Prior to May 8, 2017, this Fund was known as Deutsche Global Equity Fund. The Fund’s investment objective, strategy and portfolio management team also changed on that date. All returns, rankings and ratings prior to May 8, 2017 were achieved with a different objective, strategy and portfolio management. Please see the prospectus for details.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

†

ICE Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.

DWS Global Macro Fund	|	11

	Class A	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
10/31/19	$10.16	$9.48	$9.77	$9.98	$9.95	$9.97
7/1/19 (commencement of operations of Class R6)	$—	$—	$—	$9.70	$—	$—
10/31/18	$10.15	$9.48	$9.77	$—	$9.93	$9.96

Distribution Information as on 10/31/2019
Income Dividends, Twelve Months	$.42	$.32	$.38	$—	$.43	$.44
Capital Gain Distributions, Twelve Months	$.18	$.18	$.18	$—	$.18	$.18

12	|	DWS Global Macro Fund

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/19	10/31/18
Common Stocks	50%	36%
Corporate Bonds	15%	17%
U.S. Treasury Obligations	11%	3%
Cash Equivalents	11%	33%
Sovereign Bonds	8%	5%
Fixed Income Exchange-Traded Funds	4%	5%
Convertible Bonds	1%	1%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Exchange Traded Funds, Cash Equivalents and Securities Lending Collateral)	10/31/19	10/31/18
United States	41%	35%
Germany	13%	12%
France	11%	13%
Netherlands	7%	9%
Turkey	6%	6%
United Kingdom	5%	3%
Russia	4%	4%
Switzerland	4%	6%
Taiwan	2%	3%
China	2%	2%
Japan	2%	1%
Mexico	1%	2%
Other	2%	4%
	100%	100%

Sector Diversification (As a % of Common Stocks, Corporate Bonds and Convertible Bonds)	10/31/19	10/31/18
Health Care	19%	12%
Communication Services	18%	22%
Financials	18%	23%
Energy	12%	10%
Information Technology	11%	12%
Industrials	9%	9%
Consumer Staples	5%	5%
Consumer Discretionary	3%	1%
Materials	3%	6%
Utilities	2%	—
	100%	100%

DWS Global Macro Fund	|	13

Five Largest Equity Holdings at October 31, 2019 (10.6% of Net Assets)		Country	Percent
1	Vonovia SE	Germany	2.7%
	Provider of real estate services
2	Vodafone Group PLC	United Kingdom	2.0%
	Provider of mobile telecommunication services
3	Royal Dutch Shell PLC	Netherlands	2.0%
	Explores, produces and refines petroleum
4	Alphabet, Inc.	United States	2.0%
	Provides Web-based search, maps, hardware products and various software applications
5	AT&T, Inc.	United States	1.9%
	An integrated telecommunications company

Five Largest Fixed-Income Long-Term Securities at October 31, 2019 (11.1% of Net Assets)		Country	Percent
1	U.S. Treasury Notes	United States	4.9%
	2.375%, 5/15/2029
2	U.S. Treasury Notes	United States	2.0%
	2.75%, 4/30/2023
3	U.S. Treasury Notes	United States	1.4%
	2.875%, 10/31/2020
4	U.S. Treasury Notes	United States	1.4%
	1.75%, 10/31/2020
5	U.S. Treasury Notes	United States	1.4%
	1.375%, 9/30/2020

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 63 for contact information.

14	|	DWS Global Macro Fund

Investment Portfolio	as of October 31, 2019

	Shares	Value ($)
Common Stocks 48.0%
Austria 0.2%
Lenzing AG (Cost $72,903)	750	79,019

Belgium 0.3%
bpost SA (Cost $133,105)	8,908	101,692

China 1.4%

Alibaba Group Holding Ltd. (ADR)*	1,498	264,651

Tencent Holdings Ltd.	5,600	227,710

(Cost $535,860)		492,361

France 6.1%

Airbus SE	1,268	181,559

AXA SA	14,115	372,516

Bureau Veritas SA	2,705	69,012

Capgemini SE	888	99,978

Cie de Saint-Gobain	5,660	230,239

EssilorLuxottica SA	691	105,345

LVMH Moet Hennessy Louis Vuitton SE	170	72,500

Sanofi	3,246	298,886

TOTAL SA	9,867	519,083

Veolia Environnement SA	5,526	145,242

(Cost $1,993,043)		2,094,360

Germany 10.4%

Allianz SE (Registered)	560	136,768

BASF SE	3,172	241,284

Bayer AG (Registered)	5,270	409,453

Deutsche Post AG (Registered)	1,937	68,553

Deutsche Telekom AG (Registered)	11,369	199,888

E.ON SE	36,460	367,336

Evonik Industries AG	13,809	364,155

Fresenius SE & Co. KGaA	5,468	287,457

Infineon Technologies AG	6,181	119,867

SAP SE	1,307	172,951

TUI AG	11,357	148,218

Vonovia SE	17,547	933,982

Wirecard AG	955	120,972

(Cost $3,451,939)		3,570,884

Japan 1.4%

Murata Manufacturing Co., Ltd.	1,400	76,080

Panasonic Corp.	35,200	295,824

The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	15

	Shares	Value ($)

Secom Co., Ltd.	1,200	111,306

(Cost $512,425)		483,210

Korea 0.2%
Samsung Electronics Co., Ltd. (Cost $66,542)	1,629	70,114

Netherlands 3.5%

ING Groep NV	28,192	318,483

Koninklijke Ahold Delhaize NV	7,460	185,777

Royal Dutch Shell PLC “A”	24,113	700,580

(Cost $1,289,985)		1,204,840

Russia 1.2%

Gazprom PJSC (ADR)	24,127	193,318

Sberbank of Russia PJSC (ADR)	14,661	215,553

(Cost $349,895)		408,871

Singapore 0.1%
Singapore Exchange Ltd. (Cost $26,212)	5,000	32,837

Spain 0.4%
Banco Santander SA (Cost $198,179)	33,554	134,663

Switzerland 3.0%

Nestle SA (Registered)	2,791	297,868

Novartis AG (Registered)	2,551	222,383

Roche Holding AG (Genusschein)	1,640	493,668

(Cost $737,521)		1,013,919

Taiwan 1.5%
Taiwan Semiconductor Manufacturing Co., Ltd. (Cost $380,603)	53,000	515,467

United Kingdom 2.8%

Compass Group PLC	6,961	185,524

Reckitt Benckiser Group PLC	1,045	80,672

Vodafone Group PLC	345,357	703,907

(Cost $841,644)		970,103

United States 15.5%

AbbVie, Inc.	7,929	630,752

Allergan PLC	1,233	217,144

Alphabet, Inc. “A”*	550	692,340

American Express Co.	1,444	169,352

Amgen, Inc.	413	88,072

AT&T, Inc.	16,739	644,284

Cisco Systems, Inc.	7,275	345,635

CVS Health Corp.	5,066	336,332

Elanco Animal Health, Inc.*	6,450	174,279

The accompanying notes are an integral part of the financial statements.

16	|	DWS Global Macro Fund

	Shares		Value ($)

Johnson & Johnson		4,376	577,807

MasterCard, Inc. “A”		689	190,722

Microsoft Corp.		741	106,237

Mohawk Industries, Inc.*		427	61,223

Pfizer, Inc.		10,572	405,648

Schlumberger Ltd.		1,570	51,323

Walt Disney Co.		3,979	516,952

Wells Fargo & Co.		2,293	118,388

(Cost $4,656,244)			5,326,490
Total Common Stocks (Cost $15,246,100)			16,498,830

	Principal Amount ($)(a)		Value ($)
Bonds 33.4%
France 3.1%

BNP Paribas SA, REG S, 3-month EURIBOR + 0.850%, 0.454%**, 9/22/2022	EUR	357,000	403,548

CMA CGM SA:

REG S, 5.25%, 1/15/2025		345,000	259,725

REG S, 6.5%, 7/15/2022		224,000	184,248

REG S, 7.75%, 1/15/2021		250,000	230,666

(Cost $1,271,673)			1,078,187

Germany 0.3%
Hapag-Lloyd AG, REG S, 5.125%, 7/15/2024 (Cost $113,916)	EUR	100,000	117,385

Ireland 0.6%
GE Capital International Funding Co. Unlimited Co., 2.342%, 11/15/2020 (Cost $198,394)		200,000	199,875

Mexico 0.9%
Petroleos Mexicanos, 6.5%, 3/13/2027 (Cost $312,017)		294,000	311,640

Netherlands 2.0%

Petrobras Global Finance BV:

5.375%, 1/27/2021		330,000	341,138

8.375%, 5/23/2021 (b)		308,000	336,105

(Cost $656,822)			677,243

Oman 0.6%
Oman Government International Bond, REG S, 5.625%, 1/17/2028 (Cost $198,000)		200,000	197,750

Russia 1.9%

Russian Federal Bond — OFZ:

7.0%, 8/16/2023	RUB	20,382,000	328,032

7.6%, 4/14/2021	RUB	20,710,000	330,510

(Cost $660,122)			658,542

The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	17

	Principal Amount ($)(a)		Value ($)

Turkey 5.1%

Republic of Turkey:

3.25%, 6/14/2025		200,000	216,368

4.35%, 11/12/2021		250,000	292,069

5.125%, 5/18/2020		208,000	237,096

5.125%, 3/25/2022		200,000	202,000

5.625%, 3/30/2021		208,000	212,511

6.25%, 9/26/2022		200,000	206,794

7.0%, 6/5/2020		300,000	306,018

7.375%, 2/5/2025		80,000	85,800

(Cost $1,687,086)			1,758,656

United Kingdom 1.2%
HSBC Holdings PLC, REG S, 3-month EURIBOR + 0.700%, 0.29%**, 9/27/2022 (Cost $397,978)	EUR	356,000	399,270

United States 17.7%

Anheuser-Busch InBev Worldwide, Inc., 4.0%, 4/13/2028		170,000	187,657

Arconic, Inc., 5.125%, 10/1/2024		350,000	375,375

Coty, Inc., 144A, 6.5%, 4/15/2026 (b)		300,000	307,374

DISH DBS Corp., 7.75%, 7/1/2026		40,000	40,354

Netflix, Inc.:

144A, 4.625%, 5/15/2029		185,000	225,599

144A, 6.375%, 5/15/2029		30,000	33,675

T-Mobile U.S.A., Inc.:

6.0%, 3/1/2023		321,000	327,420

6.375%, 3/1/2025		250,000	259,428

The Goldman Sachs Group, Inc., REG S, 3-month EURIBOR + 1.000%, 0.596%**, 7/27/2021	EUR	352,000	397,669

Transocean, Inc., 6.5%, 11/15/2020		79,000	80,383

U.S. Treasury Notes:

1.375%, 9/30/2020		466,000	464,962

1.75%, 10/31/2020		466,000	466,637

2.375%, 5/15/2029		1,600,000	1,696,562

2.75%, 4/30/2023		650,000	676,965

2.875%, 10/31/2020		466,000	471,716

VeriSign, Inc., 5.25%, 4/1/2025		55,000	60,225

(Cost $5,920,802)			6,072,001
Total Bonds (Cost $11,416,810)			11,470,549

Convertible Bonds 0.6%
Mexico 0.3%
America Movil SAB de CV, REG S, 0.00%, 5/28/2020* (Cost $109,563)	EUR	100,000	111,277

The accompanying notes are an integral part of the financial statements.

18	|	DWS Global Macro Fund

	Principal Amount ($)(a)	Value ($)

United States 0.3%
Twitter, Inc., 1.0%, 9/15/2021 (Cost $92,845)	96,000	92,905
Total Convertible Bonds (Cost $202,408)		204,182

	Shares	Value ($)
Exchange-Traded Funds 3.6%

iShares Floating Rate Bond ETF	14,613	745,117

SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	5,423	496,746

Total Exchange-Traded Funds (Cost $1,239,585)		1,241,863

Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (c) (d) (Cost $125,775)	125,775	125,775

Cash Equivalents 10.3%
DWS Central Cash Management Government Fund, 1.82% (c) (Cost $3,541,267)	3,541,267	3,541,267

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $31,771,945)	96.2	33,082,466
Other Assets and Liabilities, Net	3.8	1,290,937

Net Assets	100.0	34,373,403

The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	19

A summary of the Fund’s transactions with affiliated investments during the year ended October 31, 2019 are as follows:

Value ($) at 10/31/2018	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 10/31/2019	Value ($) at 10/31/2019
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.72% (c) (d)
—	125,775 (e)	—	—	—	3,547	—	125,775	125,775
Cash Equivalents 10.3%
DWS Central Cash Management Government Fund, 1.82% (c)
8,108,844	14,771,473	19,339,050	—	—	193,619	—	3,541,267	3,541,267
8,108,844	14,897,248	19,339,050	—	—	197,166	—	3,667,042	3,667,042

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of October 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at October 31, 2019 amounted to $119,371, which is 0.3% of net assets.

(c)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(e)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended October 31, 2019.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

EURIBOR: Euro Interbank Offered Rate

OFZ: Obigatyi Federal novo Zaima (Federal Loan Obligations)

PJSC: Public Joint Stock Company

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

S&P: Standard & Poor’s

SPDR: Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of the financial statements.

20	|	DWS Global Macro Fund

At October 31, 2019, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
Mini-DAX Index	EUR	12/20/2019	24	1,650,231	1,725,614	(75,383)
NASDAQ 100 E-Mini Index	USD	12/20/2019	5	778,964	809,025	(30,061)
S&P 500 E-Mini Index	USD	12/20/2019	13	1,950,945	1,973,269	(22,324)
Total unrealized depreciation						(127,768)

As of October 31, 2019, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
HKD	2,988,650	USD	381,256	11/29/2019	(80)	Royal Bank of Canada
EUR	9,244,528	USD	10,295,326	11/29/2019	(34,426)	Royal Bank of Canada
Total unrealized depreciation					(34,506)

Currency Abbreviations
EUR Euro
HKD Hong Kong Dollar
RUB Russian Ruble
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	21

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$79,019	$—	$79,019
Belgium	—	101,692	—	101,692
China	264,651	227,710	—	492,361
France	—	2,094,360	—	2,094,360
Germany	—	3,570,884	—	3,570,884
Japan	—	483,210	—	483,210
Korea	—	70,114	—	70,114
Netherlands	—	1,204,840	—	1,204,840
Russia	408,871	—	—	408,871
Singapore	—	32,837	—	32,837
Spain	—	134,663	—	134,663
Switzerland	—	1,013,919	—	1,013,919
Taiwan	—	515,467	—	515,467
United Kingdom	—	970,103	—	970,103
United States	5,326,490	—	—	5,326,490
Bonds	—	11,470,549	—	11,470,549
Convertible Bonds	—	204,182	—	204,182
Exchange-Traded Funds	1,241,863	—	—	1,241,863
Short-Term Investments (f)	3,667,042	—	—	3,667,042
Total	$10,908,917	$22,173,549	$—	$33,082,466

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (g)
Futures Contracts	$(127,768)	$—	$—	$(127,768)
Forward Foreign Currency Contracts	—	(34,506)	—	(34,506)
Total	$(127,768)	$(34,506)	$—	$(162,274)

(f)	See Investment Portfolio for additional detailed categorizations.

(g)	Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

22	|	DWS Global Macro Fund

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments in non-affiliated securities, at value (cost $28,104,903) — including $119,371 of securities loaned	$29,415,424
Investment in DWS Government & Agency Securities Portfolio (cost $125,775)*	125,775
Investment in DWS Central Cash Management Government Fund (cost $3,541,267)	3,541,267
Foreign currency, at value (cost $1,270,676)	1,272,919
Deposit with broker for futures contracts	242,420
Receivable for investments sold	205,678
Receivable for Fund shares sold	38,198
Dividends receivable	29,827
Interest receivable	118,223
Receivable for variation margin on futures contracts	13,852
Foreign taxes recoverable	16,388
Due from Advisor	10,573
Other assets	31,862
Total assets	35,062,406

Liabilities
Cash overdraft	13,465
Payable upon return of securities loaned	125,775
Payable for investments purchased	345,433
Payable for Fund shares redeemed	52,871
Unrealized depreciation on forward foreign currency contracts	34,506
Accrued Director’s fees	767
Other accrued expenses and payables	116,186
Total liabilities	689,003
Net assets, at value	$34,373,403

Net Assets Consist of
Distributable earnings (loss)	1,849,008
Paid-in capital	32,524,395
Net assets, at value	$34,373,403

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	23

Statement of Assets and Liabilities as of October 31, 2019 (continued)

Net Asset Value

Class A

Net Asset Value and redemption price per share ($10,397,782 ÷ 1,023,848 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.16

Maximum offering price per share (100 ÷ 94.25 of $10.16)	$10.78
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,164,826 ÷ 228,301 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.48
Class R

Net Asset Value, offering and redemption price per share ($290,179 ÷ 29,698 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.77
Class R6

Net Asset Value, offering and redemption price per share ($10,291 ÷ 1,031 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.98
Class S

Net Asset Value, offering and redemption price per share ($5,358,182 ÷ 538,664 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.95
Institutional Class

Net Asset Value, offering and redemption price per share ($16,152,143 ÷ 1,619,832 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$9.97

The accompanying notes are an integral part of the financial statements.

24	|	DWS Global Macro Fund

Statement of Operations

for the year ended October 31, 2019

Investment Income
Income:

Dividends (net of foreign taxes withheld of $41,952)	$373,184
Interest	369,239
Income distributions — DWS Central Cash Management Government Fund	193,619
Securities lending income, net of borrower rebates	3,547
Total income	939,589
Expenses:

Management fee	183,923
Administration fee	30,654
Services to shareholders	46,585
Distribution and service fees	45,662
Custodian fee	42,920
Professional fees	92,473
Reports to shareholders	38,868
Registration fees	76,746
Directors’ fees and expenses	3,837
Other	27,300
Total expenses before expense reductions	588,968
Expense reductions	(236,037)
Total expenses after expense reductions	352,931
Net investment income	586,658

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	128,975
Futures	(241,793)
Forward foreign currency contracts	375,725
Foreign currency	9,468
272,375
Change in net unrealized appreciation (depreciation) on:

Investments	1,428,393
Futures	(143,695)
Forward foreign currency contracts	(99,997)
Foreign currency	7,287
1,191,988
Net gain (loss)	1,464,363
Net increase (decrease) in net assets resulting from operations	$2,051,021

The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	25

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2019	2018

Operations:

Net investment income (loss)	$586,658	$285,603
Net realized gain (loss)	272,375	1,225,198
Change in net unrealized appreciation (depreciation)	1,191,988	(1,156,491)
Net increase (decrease) in net assets resulting from operations	2,051,021	354,310
Distributions to shareholders:

Class A	(590,792)	—
Class C	(97,035)	—
Class R	(23,266)	—
Class S	(342,233)	—
Institutional Class	(622,882)	—
Total distributions	(1,676,208)	—
Fund share transactions:

Proceeds from shares sold	15,038,005	10,949,811
Reinvestment of distributions	1,619,898	—
Payments for shares redeemed	(8,402,578)	(4,811,839)
Net increase (decrease) in net assets from Fund share transactions	8,255,325	6,137,972
Increase (decrease) in net assets	8,630,138	6,492,282
Net assets at beginning of period	25,743,265	19,250,983

Net assets at end of period	$34,373,403	$25,743,265

The accompanying notes are an integral part of the financial statements.

26	|	DWS Global Macro Fund

Financial Highlights

	Years Ended October 31,
Class A	2019	2018	2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$10.15	$9.92	$8.61		$8.49		$8.47
Income (loss) from investment operations:

Net investment income (loss)[a]	.17	.15	.06		.00	*	.00	*
Net realized and unrealized gain (loss)	.44	.08	1.25		.12		.02
Total from investment operations	.61	.23	1.31		.12		.02
Less distributions from:

Net investment income	(.42)	—	—		—		—
Net realized gains	(.18)	—	—		—		—
Total distributions	(.60)	—	—		—		—
Redemption fees	—	—	.00	*	.00	*	—
Net asset value, end of period	$10.16	$10.15	$9.92		$8.61		$8.49
Total Return (%)[b,c]	6.65	2.32	15.21	[e]	1.41	[d]	.24

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	10	10		11		15
Ratio of expenses before expense reductions (%)	2.08	2.58	2.63		2.32		2.06
Ratio of expenses after expense reductions (%)	1.30	1.02	1.20		1.40		1.44
Ratio of net investment income (%)	1.76	1.49	.66		.02		.02
Portfolio turnover rate (%)	41	80	121		42		88

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly. Excluding this reimbursement, total return would have been 0.35% lower.

[e]

The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	27

	Years Ended October 31,
Class C	2019	2018	2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$9.48	$9.34	$8.17		$8.12		$8.16
Income (loss) from investment operations:

Net investment income (loss)[a]	.09	.07	(.01)		(.06)		(.06)
Net realized and unrealized gain (loss)	.41	.07	1.18		.11		.02
Total from investment operations	.50	.14	1.17		.05		(.04)
Less distributions from:

Net investment income	(.32)	—	—		—		—
Net realized gains	(.18)	—	—		—		—
Total distributions	(.50)	—	—		—		—
Redemption fees	—	—	.00	*	.00	*	—
Net asset value, end of period	$9.48	$9.48	$9.34		$8.17		$8.12
Total Return (%)[b,c]	5.85	1.50	14.32	[e]	.62	[d]	(.49)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	3		3		3
Ratio of expenses before expense reductions (%)	2.82	3.32	3.34		3.01		2.79
Ratio of expenses after expense reductions (%)	2.05	1.77	1.95		2.15		2.19
Ratio of net investment income (loss) (%)	1.02	.74	(.10)		(.76)		(.73)
Portfolio turnover rate (%)	41	80	121		42		88

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly. Excluding this reimbursement, total return would have been 0.35% lower.

[e]

The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

28	|	DWS Global Macro Fund

	Years Ended October 31,
Class R	2019	2018	2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$9.77	$9.57	$8.33		$8.24		$8.23
Income (loss) from investment operations:

Net investment income (loss)[a]	.14	.11	.04		(.02)		(.02)
Net realized and unrealized gain (loss)	.42	.09	1.20		.11		.03
Total from investment operations	.56	.20	1.24		.09		.01
Less distributions from:

Net investment income	(.38)	—	—		—		—
Net realized gains	(.18)	—	—		—		—
Total distributions	(.56)	—	—		—		—
Redemption fees	—	—	.00	*	.00	*	—
Net asset value, end of period	$9.77	$9.77	$9.57		$8.33		$8.24
Total Return (%)[b]	6.35	2.09	14.89	[d]	1.09	[c]	.12

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.3	.4	1		1		1
Ratio of expenses before expense reductions (%)	2.45	2.80	2.94		2.63		2.32
Ratio of expenses after expense reductions (%)	1.53	1.27	1.44		1.65		1.69
Ratio of net investment income (%)	1.51	1.13	.44		(.21)		(.20)
Portfolio turnover rate (%)	41	80	121		42		88

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly. Excluding this reimbursement, total return would have been 0.35% lower.

[d]

The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	29

	Period Ended
Class R6	10/31/19[a]

Selected Per Share Data
Net asset value, beginning of period	$9.70
Income (loss) from investment operations:

Net investment income[b]	.05
Net realized and unrealized gain	.23
Total from investment operations	.28
Net asset value, end of period	$9.98
Total Return (%)[c]	2.89	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	1.82	*
Ratio of expenses after expense reductions (%)	.98	*
Ratio of net investment income (%)	1.55	*
Portfolio turnover rate (%)	41	[d]

[a]	For the period from July 1, 2019 (commencement of operations) to October 31, 2019.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2019.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

30	|	DWS Global Macro Fund

	Years Ended October 31,
Class S	2019	2018	2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$9.93	$9.69	$8.39		$8.26		$8.22
Income (loss) from investment operations:

Net investment income (loss)[a]	.20	.17	.09		.02		.01
Net realized and unrealized gain (loss)	.43	.07	1.21		.11		.03
Total from investment operations	.63	.24	1.30		.13		.04
Less distributions from:

Net investment income	(.43)	—	—		—		—
Net realized gains	(.18)	—	—		—		—
Total distributions	(.61)	—	—		—		—
Redemption fees	—	—	.00	*	.00	*	—
Net asset value, end of period	$9.95	$9.93	$9.69		$8.39		$8.26
Total Return (%)[b]	7.04	2.48	15.49	[d]	1.57	[c]	.49

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5	5	4		3		4
Ratio of expenses before expense reductions (%)	1.86	2.32	2.41		2.11		1.79
Ratio of expenses after expense reductions (%)	.94	.82	.96		1.19		1.29
Ratio of net investment income (%)	2.12	1.72	.94		.22		.13
Portfolio turnover rate (%)	41	80	121		42		88

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly. Excluding this reimbursement, total return would have been 0.35% lower.

[d]

The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global Macro Fund	|	31

	Years Ended October 31,
Institutional Class	2019	2018	2017		2016		2015

Selected Per Share Data
Net asset value, beginning of period	$9.96	$9.72	$8.41		$8.28		$8.23
Income (loss) from investment operations:

Net investment income (loss)[a]	.20	.18	.08		.02		.02
Net realized and unrealized gain (loss)	.43	.06	1.23		.11		.03
Total from investment operations	.63	.24	1.31		.13		.05
Less distributions from:

Net investment income	(.44)	—	—		—		—
Net realized gains	(.18)	—	—		—		—
Total distributions	(.62)	—	—		—		—
Redemption fees	—	—	.00	*	.00	*	—
Net asset value, end of period	$9.97	$9.96	$9.72		$8.41		$8.28
Total Return (%)[b]	6.98	2.47	15.58	[d]	1.57	[c]	.61

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	8	2		2		7
Ratio of expenses before expense reductions (%)	1.67	2.17	2.25		1.90		1.61
Ratio of expenses after expense reductions (%)	.97	.77	.94		1.15		1.19
Ratio of net investment income (%)	2.10	1.84	.93		.24		.27
Portfolio turnover rate (%)	41	80	121		42		88

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

[c]	The Fund’s total return includes a reimbursement by the Advisor for a realized loss on a trade executed incorrectly. Excluding this reimbursement, total return would have been 0.35% lower.

[d]

The Fund’s total return includes a reimbursement for commissions paid on trades for portfolio rebalancing related to implementing a new investment strategy. Excluding this reimbursement, total return would have been 0.33% lower.

*	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

32	|	DWS Global Macro Fund

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Macro Fund (the “Fund”) is a diversified series of Deutsche DWS International Fund, Inc. (the “Corporation”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class R6 shares commenced operations on July 1, 2019. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of their financial statements.

DWS Global Macro Fund	|	33

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds (“ETFs”) are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

34	|	DWS Global Macro Fund

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires

DWS Global Macro Fund	|	35

the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of October 31, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2019, the Fund had securities on loan which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

36	|	DWS Global Macro Fund

At October 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $248,000 of long-term losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for each of the open tax years as of October 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open, subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities, investments in futures and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2019, the Fund’s components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income*	$852,761
Capital loss carryforwards	$(248,000)
Net unrealized appreciation (depreciation) on investments	$1,241,712

At October 31, 2019, the aggregate cost of investments for federal income tax purposes was $31,840,754. The net unrealized appreciation for all investments based on tax cost was $1,241,712. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $1,964,095 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $722,383.

DWS Global Macro Fund	|	37

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2019	2018
Distributions from ordinary income*	$1,520,816	$—
Distributions from long-term capital gains	$155,392	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2019, the Fund entered into futures as a substitute for direct investment in a particular asset class, for duration management, and for hedging purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities (“initial margin”) in an amount

38	|	DWS Global Macro Fund

equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2019, is included in a table following the Fund’s Investment Portfolio. For the year ended October 31, 2019, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $1,138,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $1,797,000 to $4,508,000.

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2019, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2019, is included in a table following the Fund’s Investment Portfolio. For the year

DWS Global Macro Fund	|	39

ended October 31, 2019, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $8,387,000 to $16,059,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $1,212,000.

The following tables summarize the value of the Fund’s derivative instruments held as of October 31, 2019 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liability Derivatives	Futures Contracts	Forward Contracts	Total
Equity Contracts (a)	$(127,768)	$—	$(127,768)
Foreign Exchange Contracts (b)	—	(34,506)	(34,506)
	$(127,768)	$(34,506)	$(162,274)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a)	Includes cumulative depreciation of futures as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2019 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts	Forward Contracts	Total
Equity Contracts (c)	$(147,882)	$—	$(147,882)
Interest Rate Contracts (c)	(93,911)	—	(93,911)
Foreign Exchange Contracts (c)	—	375,725	375,725
	$(241,793)	$375,725	$133,932

Each of the above derivatives is located in the following Statement of Operations accounts:

(c)	Net realized gain (loss) from futures and forward foreign currency contracts, respectively

Change in Net Unrealized Appreciation (Depreciation)
	Futures Contracts	Forward Contracts	Total
Equity Contracts (d)	$(133,336)	$—	$(133,336)
Interest Rate Contracts (d)	(10,359)	—	(10,359)
Foreign Exchange Contracts (d)	—	(99,997)	(99,997)
	$(143,695)	$(99,997)	$(243,692)

Each of the above derivatives is located in the following Statement of Operations accounts:

(d)	Change in net unrealized appreciation (depreciation) on futures and forward foreign currency contracts, respectively

40	|	DWS Global Macro Fund

As of October 31, 2019, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
Royal Bank of Canada	$34,506	$—	$—	$34,506

C. Purchases and Sales of Securities

During the year ended October 31, 2019, purchases and sales of investment securities, excluding short-term investments, were as follows:

	Purchases	Sales
Non-U.S. Treasury Obligations	$17,473,432	$8,605,823
U.S. Treasury Obligations	$3,045,333	$166,400

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.

DWS International GmbH, a direct, wholly owned subsidiary of DWS Group, serves as subadvisor to the Fund. Pursuant to a sub-advisory agreement between DIMA and DWS International GmbH, DIMA, not the Fund, compensates DWS International GmbH for the services it provides to the Fund.

DWS Global Macro Fund	|	41

Prior to December 9, 2019, under the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.60%.

Effective December 9, 2019, under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $2.5 billion of the Fund’s average daily net assets	.600%
Next $2.5 billion of such net assets	.595%
Next $2.5 billion of such net assets	.565%
Next $2.5 billion of such net assets	.555%
Next $2.5 billion of such net assets	.545%
Over $12.5 billion of such net assets	.535%

For the period from November 1, 2018 through January 31, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.02%
Class C	1.77%
Class R	1.27%
Class S	.82%
Institutional Class	.77%

For the period from February 1, 2019 and for the period July 1, 2019 (commencement of operations) for Class R6 shares through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.40%
Class C	2.15%
Class R	1.65%
Class R6	.98%
Class S	.98%
Institutional Class	1.15%

42	|	DWS Global Macro Fund

For the period from October 1, 2019 through December 8, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.31%
Class C	2.06%
Class R	1.56%
Class R6	.98%
Class S	.98%
Institutional Class	1.06%

Effective December 9, 2019 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.18%
Class C	1.93%
Class R	1.43%
Class R6	.93%
Class S	.93%
Institutional Class	.93%

For the year ended October 31, 2019, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$78,227
Class C	15,645
Class R	2,963
Class R6	28
Class S	45,787
Institutional Class	93,387
$236,037

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2019, the Administration Fee was $30,654, of which $2,898 is unpaid.

DWS Global Macro Fund	|	43

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee they receive from the Fund. For the year ended October 31, 2019 and for the period from July 1, 2019 (commencement of operations) to October 31, 2019 for Class R6 shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2019
Class A	$8,281	$1,365
Class C	772	139
Class R	207	35
Class R6	6	6
Class S	3,770	639
Institutional Class	877	147
	$13,913	$2,331

In addition, for the year ended October 31, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$12,292
Class C	2,970
Class R	802
Class S	7,343
Institutional Class	3,205
$26,612

Distribution and Service Fees. Under the Fund’s Class C and R 12b-1 Plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares of the Fund and 0.25% of the average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with

44	|	DWS Global Macro Fund

various firms at various rates for sales of Class C and R shares. For the year ended October 31, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2019
Class C	$15,397	$1,364
Class R	806	60
	$16,203	$1,424

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2019	Annual Rate
Class A	$23,592	$4,163	.24%
Class C	5,064	925	.25%
Class R	803	291	.25%
	$29,459	$5,379

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2019 aggregated $5,707.

In addition, DDI receives any contingent deferred sales charge from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended October 31, 2019, the CDSC for Class C shares aggregated $762. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing certain pre-press and regulatory filing services to the Fund. For the year ended October 31, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $16,469, out of which $7,233 is unpaid.

Directors’ Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are

DWS Global Macro Fund	|	45

managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2019, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $267.

E. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2019.

F. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. As of October 31, 2019, DWS Alternative Asset Allocation VIP held 25% of the total shares outstanding of the Fund.

46	|	DWS Global Macro Fund

G. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

Year Ended October 31, 2019			Year Ended October 31, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	209,617	$2,051,773	134,845	$1,358,838
Class C	86,841	791,466	13,348	124,199
Class R	38,373	369,254	7,456	70,864
Class R6*	1,031	10,000	—	—
Class S	265,393	2,570,938	254,592	2,501,014
Institutional Class	963,175	9,244,574	690,447	6,894,896
		$15,038,005		$10,949,811

Shares issued to shareholders in reinvestment of distributions
Class A	59,410	$546,569	—	$—
Class C	11,072	95,662	—	—
Class R	2,619	23,206	—	—
Class S	37,493	336,690	—	—
Institutional Class	68,641	617,771	—	—
		$1,619,898		$—

Shares redeemed
Class A	(236,863)	$(2,323,067)	(147,791)	$(1,459,844)
Class C	(68,466)	(626,213)	(167,224)	(1,568,854)
Class R	(50,747)	(481,879)	(31,349)	(299,500)
Class S	(298,078)	(2,792,720)	(110,220)	(1,077,526)
Institutional Class	(226,301)	(2,178,699)	(41,488)	(406,115)
		$(8,402,578)		$(4,811,839)

Net increase (decrease)
Class A	32,164	$275,275	(12,946)	$(101,006)
Class C	29,447	260,915	(153,876)	(1,444,655)
Class R	(9,755)	(89,419)	(23,893)	(228,636)
Class R6*	1,031	10,000	—	—
Class S	4,808	114,908	144,372	1,423,488
Institutional Class	805,515	7,683,646	648,959	6,488,781
		$8,255,325		$6,137,972

*	For the period from July 1, 2019 (commencement of operations of Class R6) to October 31, 2019.

DWS Global Macro Fund	|	47

H. Acquisition of Assets

On December 9, 2019, the Fund acquired all of the net assets of DWS World Dividend Fund pursuant to a plan of reorganization approved by the Board of Directors. On the merger date, an investment in DWS World Dividend Fund was exchanged for an investment with an equal aggregate net asset value in the Fund. Therefore, as a result of the merger, shareholders of DWS World Dividend Fund became shareholders of the Fund.

I. Change of Independent Registered Public Accounting Firm

On May 14, 2019, PricewaterhouseCoopers LLP (“PwC”) resigned as the independent registered public accounting firm to the Fund. PwC communicated its resignation to the Registrant’s Board of Directors (the “Board of Directors”).

PwC’s reports on the Fund’s financial statements for the fiscal years ended October 31, 2018 and October 31, 2017 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended October 31, 2018 and October 31, 2017 and during the subsequent interim period through May 14, 2019: (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such periods; and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 15, 2019, the Audit Committee of the Board of Directors and the Board of Directors approved the selection of Ernst & Young LLP (“EY”) as the Fund’s independent registered public accounting firm for the fiscal year ending October 31, 2019. During the Fund’s fiscal years ended October 31, 2018 and October 31, 2017, and the subsequent interim period through May 15, 2019, neither the Fund, nor anyone on their behalf, consulted with EY on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

48	|	DWS Global Macro Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Deutsche DWS International Fund, Inc. and Shareholders of DWS Global Macro Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS Global Macro Fund (the “Fund”) (one of the funds constituting Deutsche DWS International Fund, Inc.) (the “Corporation”), including the investment portfolio, as of October 31, 2019, and the related statements of operations and changes in net assets and the financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS International Fund, Inc.) at October 31, 2019, the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The statement of changes in net assets for the year ended October 31, 2018, and the financial highlights for the years ended October 31, 2015, October 31, 2016, October 31, 2017 and October 31, 2018, were audited by another independent registered public accounting firm whose report, dated December 20, 2018, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of

DWS Global Macro Fund	|	49

material misstatement, whether due to error or fraud. The Corporation is not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

December 23, 2019

50	|	DWS Global Macro Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2019 to October 31, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS Global Macro Fund	|	51

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2019 (Unaudited)

Actual Fund Return	Class A	Class C	Class R	Class R6*	Class S	Institutional Class
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$1,031.50	$1,026.00	$1,029.50	$1,028.90	$1,033.20	$1,032.10
Expenses Paid per $1,000**	$7.07	$10.93	$8.39	$3.35	$5.02	$5.17

Hypothetical 5% Fund Return	Class A	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/19	$1,018.25	$1,014.42	$1,016.94	$1,020.27	$1,020.27	$1,020.11
Expenses Paid per $1,000**	$7.02	$10.87	$8.34	$4.99	$4.99	$5.14

*	For the period from July 1, 2019 (commencement of operations of Class R6) to October 31, 2019.
**

Expenses (hypothetical expenses if Class R6 had been in existence from May 1, 2019) are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class C	Class R	Class R6	Class S	Institutional Class
DWS Global Macro Fund	1.38%	2.14%	1.64%	.98%	.98%	1.01%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

52	|	DWS Global Macro Fund

Tax Information	(Unaudited)

The Fund paid distributions of $0.06 per share from net long-term capital gains during its year ended October 31, 2019.

For corporate shareholders, 6.2% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended October 31, 2019, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $500,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS Global Macro Fund	|	53

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors (hereinafter referred to as the “Board” or “Directors”) approved the renewal of DWS Global Macro Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) and sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Agreement, the “Agreements”) between DIMA and DWS International GmbH (“DWS International”), an affiliate of DIMA, in September 2019.

In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:

–During	the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors”).

–The

Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–The	Board also received extensive information throughout the year regarding performance of the Fund.

–The

Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–In

connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term

54	|	DWS Global Macro Fund

relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and DWS International are part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and DWS International’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and DWS International provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including DWS International. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 1st quartile of

DWS Global Macro Fund	|	55

the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three- and five-year periods and has underperformed its benchmark in the one-year period ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, effective July 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.60%, and further noted the implementation of new management fee breakpoints to be effective upon the merger of DWS World Dividend Fund into the Fund in December 2019. With respect to the sub-advisory fee paid to DWS International, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

56	|	DWS Global Macro Fund

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and DWS International.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA

DWS Global Macro Fund	|	57

products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.

58	|	DWS Global Macro Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	80	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International; Public Radio International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago	80	Portland General Electric[2] (utility company) (2003– present)

DWS Global Macro Fund	|	59

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	78	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	80	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	80	Director, Aberdeen Japan Fund (since 2007)

60	|	DWS Global Macro Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	80	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	80	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	80	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	78	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (since March 2018); Assistant Secretary, DWS Distributors, Inc. (since June 25, 2018); Director and Vice President, DWS Service Company (since June 25, 2018); Assistant Secretary, DWS Investment Management Americas, Inc. (since June 25, 2018); and Director and President, DB Investment Managers, Inc. (since June 25, 2018); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS Global Macro Fund	|	61

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (since 2018)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, since February 8, 2019	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

62	|	DWS Global Macro Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS Global Macro Fund	|	63

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA ("DWS Group"), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	DBISX	DBIUX	DBICX	DBIVX	MGINX
CUSIP Number	25156G 871	25156G 558	25156G 806	25156G 608	25156G 509
Fund Number	499	1799	799	2399	559

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R			Class R6
Nasdaq Symbol	DBITX			DBIWX
CUSIP Number	25156G 707			25156G 418
Fund Number	1501			1699

64	|	DWS Global Macro Fund

Notes

Notes

Notes

Notes

Notes

Notes

Notes

DGMF-2

(R-024957-10 12/19)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS global macro fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s current Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2019 and the amount of fees that PricewaterhouseCoopers, LLP (“PwC”), the Fund’s prior Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s fiscal year ended October 31, 2018. The Audit Committee approved in advance all audit services and non-audit services that EY or PwC provided to the Fund while serving as the Independent Registered Public Accounting Firm.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$61,433	$0	$8,564	$0
2018	$72,886	$0	$0	$2,000

The “All Other Fees Billed to the Fund” were billed for services associated with foreign tax filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended October 31, 2019 and the amount of fees billed by PwC to the Adviser and any Affiliated Fund Service provider for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s fiscal year ended October 31, 2018.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$0	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. EY also billed $470,936 for tax services during the Fund’s fiscal year ended October 31, 2018.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s fiscal year ended October 31, 2019 and the amount of fees that PwC billed during the Fund’s fiscal year ended October 31, 2018 for non-audit services. The Audit Committee pre-approved all non-audit services that EY or PwC, while serving as Independent Registered Public Accounting Firm, provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY and PwC about any non-audit services that EY or PwC rendered to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s and PwC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$8,564	$740,482	$0	$749,046
2018	$2,000	$0	$0	$2,000

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities. EY also billed $984,066 for tax services during the Fund’s fiscal year ended October 31, 2018.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to each principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee of certain lending relationships of EY with owners of greater than 10% of the shares of certain investment companies within the DWS Funds Complex that EY had identified as inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, an audit client includes the Fund as well as all other investment companies in the DWS Funds Complex. EY’s lending relationships affect EY’s independence under the Loan Rule with respect to all investment companies in the DWS Funds Complex.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Macro Fund, a series of Deutsche DWS International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	12/30/2019

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	12/30/2019